                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2001


                      AMERICAN SPORTS HISTORY INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            NEVADA                  33-55254-46               87-0485307
            ------                  -----------               ----------
(State or Other Jurisdiction        Commission                I.R.S. Employer
of Incorporation)                   File Number               Identification No.

21 MAPLE AVENUE, BAY SHORE, NEW YORK                          11706
----------------------------------------                      --------
(Address of Principal Executive Offices)                      Zip Code


        Registrant's telephone number, including area code: 631-206-2674


           -----------------------------------------------------------
           Former name or former address, if changed since last report
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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            (a)(1)(i) The Registrant's auditors from December 31, 1998 through the January 24, 2001, were Hays & Company, of New York, New York. By mutual agreement, the Registrant and Hays & Company terminated their professional relationship in January 2001.

                  (ii) The reports of Hays & Company on the Registrant's financial statements for the fiscal years ended December 31, 1998 and 1999 did not contain an adverse opinion nor were such opinions qualified or modified as to uncertainty, audit scope or accounting principles. The reports of Hays & Company included a statement that the Registrant was a developmental stage company, with no revenues, that has sustained losses from operations since inception. Hays & Company stated that there was substantial doubt about the ability of the Registrant to continue as a going concern. The Registrant did not disagree with such statement.

                  (iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

                  (iv) (A) There were no disagreements between the Registrant and Hays & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to the satisfaction of Hays & Company, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

                        (B)   Not applicable.

                        (C)   Not applicable.

                        (D)   Not applicable.

                        (E)   Not applicable.

            (a)(2)In January 2001, the Registrant engaged Marcum & Kliegman LLP to act as its independent accountant. Marcum & Kliegman LLP will audit the Company's financial statements for the fiscal year ended December 31, 2000.

                  (i)   Not applicable.

                  (ii)  Not applicable.

            (b)   Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   EXHIBITS.

            16    Letter from Hays & Company, dated January 24, 2001.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AMERICAN SPORTS HISTORY
                                        INCORPORATED


                                        By /s/ HERBERT J. HEFKE
                                           -------------------------------------
                                           Herbert J. Hefke
                                           President


Date: January 30, 2001